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                                                                    Exhibit 99.2

               Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10-Q for the quarter ended June 28, 2003, of Global Power Equipment Group Inc. (the "COMPANY") as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Michael H. Hackner, Chief Financial Officer and Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Michael H. Hackner
                                           -------------------------------------
                                           Michael H. Hackner
                                           Chief Financial Officer and
                                           Vice President of Finance
                                           August 11, 2003